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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): May 19, 1998
                          ------------


                         INTERMEDIA COMMUNICATIONS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                                  59-2913586
--------------------------                                   -------------------
(State or other jurisdic-                                    (I.R.S. Employer
 tion of incorporation or                                    Identification No.)
 organization)



                                     0-20135
                            ------------------------
                            (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                                33619-1309
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------



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Item 5.  Other Events

         On May 19, 1998, Intermedia Communications Inc. (the "Company") announced the commencement of a private offering (the "Offering") of its securities, to be resold pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Company intends to offer $350 million gross proceeds of Senior Notes. The net proceeds from the Offering will be used to fund up to 80% of the cost of acquisition or construction by the Company of telecommunications-related assets. The Senior Notes to be sold in the Offering will not and have not been registered under the Securities Act or any state securities or blue sky laws, and may not be offered or sold in the United States or in any state thereof absent registration or an applicable exemption from the registration requirements of such laws.

         On May 19, 1998, the Company announced a two-part agreement with Ameritech Communications International, Inc. ("Ameritech"). The two-part agreement consists of a teaming agreement between Ameritech and the Company which will enable them to offer jointly provided data services to customers on a nationwide basis and an agreement in which the Company will be Ameritech's preferred data provider for certain out-or-region interLATA frame relay and ATM services.

         On May 20, 1998, the Company announced a 2 for 1 stock split of its Common Stock to be effected through a stock dividend payable on June 15, 1998 to stockholders of record on June 1, 1998.

Item 7.  Financial Statements and Exhibits

         Although there is no requirement that the Company file financial statements with the Securities and Exchange Commission under Item 7, the Company hereby files unaudited pro forma condensed consolidated financial statements, as
Exhibit 99.4, which give applicable effect to the acquisitions of the affiliated entities known as National Tel, which was consummated on April 30, 1998, the affiliated entities known as Long Distance Savers, which was consummated on March 31, 1998, Shared Technologies Fairchild, Inc., which was consummated on March 10, 1998, DIGEX Incorporated, which was consummated in July 1997 and the Company's debt and equity offerings in 1997.

Exhibit 99.1   Press Release, dated May 19, 1998.

Exhibit 99.2   Press Release, dated May 19, 1998.

Exhibit 99.3   Press Release, dated May 20, 1998.

Exhibit 99.4   Unaudited Pro Forma Condensed Consolidated Financial Statements.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 20, 1998

                         INTERMEDIA COMMUNICATIONS INC.
                         ------------------------------
                                  (Registrant)



                         By: /s/ Robert M. Manning
                             ---------------------------------
                             Name:   Robert M. Manning
                             Title:  Senior Vice President and
                                     Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------

  Exhibit                                                Page
    No.                         Description               No.
  -------                       -----------             ------

Exhibit 99.1      Press Release, dated May 19, 1998.       5
Exhibit 99.2      Press Release, dated May 19, 1998.       6
Exhibit 99.3      Press Release, dated May 20, 1998.       7
Exhibit 99.4      Unaudited Pro Forma Condensed
                  Consolidated Financial Statements        8



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